SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
March 8, 2011

DYNEGY INC.

 (Exact name of registrant as specified in its charter)

Delaware	001-33443	20-5653152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Louisiana, Suite 5800, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 507-6400
(Registrant’s telephone number, including area code)

N.A.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

On March 8, 2011, Dynegy Inc. (“Dynegy”) issued a press release and posted on its website an earnings presentation announcing its fourth quarter and 2010 annual financial results.  Copies of Dynegy’s March 8, 2011 press release and earnings presentation are furnished herewith as Exhibit 99.1 and 99.2, respectively, and are incorporated herein by this reference.  The earnings materials will be available as soon as practicable in the Investor Relations section of Dynegy’s website (www.dynegy.com).

Pursuant to General Instruction B.2 of Form 8-K and Securities and Exchange Commission Release No. 33-8176, the information contained in the press release furnished as an exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.  In addition, the press release contains statements intended as “forward-looking statements” which are subject to the cautionary statements about forward-looking statements set forth in such press release.

Non-GAAP Financial Information

In this Form 8-K, we discuss the non-GAAP financial measures included in the press release, including definitions of such non-GAAP financial information, identification of the most directly comparable GAAP financial measures and the reasons why we believe these measures provide useful information regarding our financial condition, results of operations and cash flows, as applicable, and, to the extent material, the additional purposes, if any, for which these measures are used.  Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures, to the extent available without unreasonable effort, are contained in the schedules attached to the press release.

Gross Margin Measures.  We define “Adjusted Gross Margin” as revenues less cost of sales excluding the impacts of mark-to-market changes.  Adjusted Gross Margin is meant to reflect the true commercial performance of our power generation fleet.  We believe that Adjusted Gross Margin provides a meaningful representation of our current period commercial performance; consequently, it excludes the impact of mark-to-market changes, which reflect future periods.  This adjustment aligns the impacts of forward commercial sales transactions with the underlying generation value in the same reporting period.  Because Adjusted Gross Margin is one of the financial measures that management uses to allocate resources, determine Dynegy’s ability to fund capital expenditures, assess performance against its peers and evaluate overall financial performance, we believe it provides useful information for our investors.  The most directly comparable GAAP financial measure to Adjusted Gross Margin is operating income.

EBITDA Measures.  We believe that EBITDA and Adjusted EBITDA provide a meaningful representation of our operating performance.  We consider EBITDA as a way to measure financial performance on an ongoing basis.  Adjusted EBITDA is meant to reflect the true operating performance of our power generation fleet; consequently, it excludes the impact of mark-to-market accounting and other items that could be considered “non-operating” or “non-core” in nature, and includes the contributions of those plants classified as discontinued operations.  Because EBITDA and Adjusted EBITDA are two of the financial measures that management uses to allocate resources, determine Dynegy’s ability to fund capital expenditures, assess performance against its peers and evaluate overall financial performance, we believe they provide useful information for our investors.  In addition, many analysts, fund managers and other stakeholders that communicate with us typically request our financial results in an EBITDA and Adjusted EBITDA format.

“EBITDA” – We define “EBITDA” as earnings (loss) before interest, taxes, depreciation and amortization.

“Adjusted EBITDA” – We define “Adjusted EBITDA” as EBITDA adjusted to exclude (1) gains or losses on the sale of assets, (2) the impacts of mark-to-market changes and (3) impairment charges.

•
When EBITDA is discussed in reference to performance on a consolidated basis, the most directly comparable GAAP financial measure to EBITDA is net income (loss) attributable to Dynegy Inc.  It can be reconciled using the following calculation: Net income (loss) plus Income tax (benefit) expense, Interest expense and Depreciation and amortization expense.

•
Further, because management does not allocate interest expense and income taxes on a segment level, the most directly comparable GAAP financial measure to EBITDA when performance is discussed on a segment level or plant level is Operating income (loss).

Cash Flow Measures.  Our non-GAAP Cash Flow measures may not be representative of the amount of residual cash flow that is available to us for discretionary expenditures, since they may not include deductions for mandatory debt service requirements and other non-discretionary expenditures.  We believe, however, that our non-GAAP Cash Flow measures are useful because they measure the cash generating ability of our operating asset-based energy business relative to our capital expenditure obligations and financial performance.  However, these non-GAAP Cash Flow measures do not have standardized definitions; therefore, it may not be possible to compare these financial measures with other companies’ cash flow measures having the same or similar names.  The most directly comparable GAAP financial measure to the below measures is cash flow from operations.

•	“Adjusted Cash Flow from Operations” - We define “Adjusted Cash Flow from Operations” as cash flow from operations excluding cash payments on significant items, such as legal and regulatory payments.

•	“Adjusted Free Cash Flow” – We define “Adjusted Free Cash Flow” as cash flow from operations excluding cash payments on significant items less maintenance and environmental capital expenditures.

We believe that the non-GAAP and forward-looking non-GAAP measures disclosed in our filings are only useful as an additional tool to help management and investors make informed decisions about Dynegy’s financial and operating performance.  Further, there can be no assurance that the assumptions made in preparing the forward-looking non-GAAP numbers will prove accurate, and actual results may be materially greater or less than those contained in the forward-looking non-GAAP numbers.  By definition, non-GAAP measures do not give a full understanding of Dynegy; therefore, to be truly valuable, they must be used in conjunction with the GAAP measures.  Non-GAAP financial measures are not standardized; therefore, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names.  We strongly encourage investors to review our consolidated financial statements and publicly filed reports in their entirety and not rely on any single financial measure.

We use these non-GAAP financial measures in addition to, and in conjunction with, results presented in accordance with GAAP.  These non-GAAP financial measures reflect an additional way of viewing aspects of our business that, when viewed with our GAAP results and the accompanying reconciliations to corresponding GAAP financial measures included in our earnings release and schedules attached thereto, may provide a more complete understanding of factors and trends affecting our business.  These non-GAAP financial measures should not be relied upon to the exclusion of GAAP financial measures and are by definition an incomplete understanding of Dynegy, and must be considered in conjunction with GAAP measures.

Item 7.01    Regulation FD Disclosure.

The information set forth in Item 2.02 above is incorporated herein by reference.

This Current Report on Form 8-K, the press release and presentation contain statements intended as “forward-looking statements” which are subject to the cautionary statements about forward-looking statements set forth therein.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Document

99.1	Press release dated March 8, 2011, announcing results of operations
99.2	Investor presentation, dated March 8, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC.
(Registrant)

Dated: March 8, 2011	By:	/s/ Kent R. Stephenson
	Name:	Kent R. Stephenson
	Title:	Senior Vice-President and General Counsel

EXHIBIT INDEX

Exhibit No.	Document

99.1	Press release dated March 8, 2011, announcing results of operations
99.2	Investor presentation, dated March 8, 2011